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                       FIFTH WAIVER TO CREDIT AGREEMENT

                         Dated as of January 27, 1997

                                   Among

                   LABORATORY CORPORATION OF AMERICA HOLDINGS,
                                  as borrower,
                                  ------------

                           THE BANKS NAMED HEREIN,
                                as Banks, and
                                --------

                       CREDIT SUISSE (NEW YORK BRANCH),
                           as Administrative Agent
                           -----------------------


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                        FIFTH WAIVER TO CREDIT AGREEMENT


             FIFTH WAIVER TO CREDIT AGREEMENT, dated as of January 27, 1997 (this "Waiver") among LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a
     Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE (NEW YORK BRANCH), as administrative agent (the "Administrative Agent") for the Lenders hereunder .

                             PRELIMINARY STATEMENTS

              The parties hereto have entered into a Credit Agreement dated as of April 28, 1995 (as amended, the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein. The Borrower has requested that the Banks waive certain provisions of the Credit Agreement as set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement .

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                     WAIVERS

             SECTION 1. 01. Extension of Third Waiver The undersigned Required Lenders hereby agree that the Third Waiver to Credit Agreement dated as of November 4, 1996 by the Required Lenders in favor of the Borrower (the "Third Waiver"), as extended by the Fifth Amendment and Fourth Waiver to Credit Agreement dated as of December 23, 1996, shall remain in effect through March 31, 1997 notwithstanding the settlement with the Office of Inspector General of the U.S. Department of Health and Human Services referred to in
     Section 1.02 of the Third Waiver.

             SECTION 1.02. Financial Models. The undersigned Required Lenders hereby waive compliance by the Borrower with the covenant set forth in Section 5.01(1) (v) of the credit Agreement; provided that such covenant is complied with no later than March 31, 1997.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

              SECTION 2.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows :

              (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

             (b) The execution, delivery and performance by the Borrower of this Waiver are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

              (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Waiver.

              (d) This Waiver has been duly executed and delivered by the Borrower. This Waiver is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

              (e)  The representations and warranties contained in  Section
         4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

              (f) No event has occurred and is continuing which constitutes a Default.


                                   ARTICLE III

                                  MISCELLANEOUS

        SECTION 3.01. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

                SECTION 3.02. Execution in counterparts. This Waiver may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

                 SECTION 3.03. Effect on the Credit Agreement. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Waiver shall become effective as of the date first above written when counterparts hereof shall have been executed by the Required Lenders. This Waiver is subject to the provisions of
        Section 8.01 of the Credit Agreement.

        Each of the undersigned has caused this Waiver to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.

        BORROWER:         LABORATORY CORPORATION OF AMERICA HOLDINGS


                          By:/s/ WESLEY R. ELINGBURG
                             --------------------------------
                             Name: Wesley R. Elingburg
                             Title: Executive Vice President

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      ADMINISTRATIVE
        AGENT:                CREDIT SUISSE FIRST BOSTON,
                                as Administrative Agent

                               By:/s/ KARL STUDER
                                  ------------------------
                                  Name: Karl Studer
                                  Title: Director

                               and

                               By:/s/ HEATHER RIEKENBERG
                                  ------------------------
                                  Name: Heather Riekenberg
                                  Title: Vice President

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       LENDERS:                 CREDIT SUISSE FIRST BOSTON

                                By:/s/ KARL STUDER
                                   ---------------------
                                   Name: Karl Studer
                                   Title: Director

                                and

                                By:/s/ RICHARD CAREY
                                   ---------------------
                                   Name: Richard Carey
                                   Title: Director

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                                BANK OF AMERICA ILLINOIS

                                By:/s/ WENDY L. LORING
                                   ----------------------
                                   Name: Wendy L. Loring
                                   Title: Vice President


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                                BANQUE NATIONALE DE PARIS

                                By:/s/ RICHARD L. STED
                                   ----------------------------
                                   Name: Richard L. Sted
                                   Title: Senior Vice President


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                                BAYERISCHE LANDESBANK GROZENTRALE

                                By:/s/ WILFRIED FREUDENBERGER
                                   -------------------------------
                                   Name: Wilfried Freudenberger
                                   Title: Executive Vice President
                                          and General Manager

                                and

                                By:/s/ PETER OBERMANN
                                   --------------------------------
                                   Name: Peter Obermann
                                   Title: Senior Vice President
                                          Manager Lending Division


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                                THE CHASE MANHATTAN BANK

                                By:/s/SCOTT S. WARD
                                   ------------------------------
                                   Name: Scott S. Ward
                                   Title: Vice President



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                                CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                By:/s/FARBOUD TAVANGAR
                                   ----------------------------
                                   Name: Farboud Tavangar
                                   Title: Authorized Signature

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                                DEUTSCHE BANK AG NEW YORK BRANCH
                                  and/or CAYMAN ISLANDS BRANCH

                                By:/s/ WOLF A. KLUGE
                                   -------------------------------
                                   Name: Wolf A. Kluge
                                   Title: Vice President

                                and

                                By:/s/ JAN PETER HARTMANN
                                   -------------------------------
                                   Name: Jan Peter Hartmann
                                   Title: Assistant Vice President


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                                FIRST UNION NATIONAL BANK

                                By:/s/JOSEPH H. TOWELL
                                   ----------------------------
                                   Name: Joseph H. Towell:
                                   Title: Senior Vice President

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                                THE FUJI BANK, LTD. (NEW YORK BRANCH)

                                By:/s/MASANOBU KOBAYASHI
                                   ---------------------------------
                                   Name: Masanobu Kobayashi
                                   Title: Vice President and Manager

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                                NATIONSBANK, N.A.

                                By:
                                    -------------------------
                                    Name :
                                    Title :



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                                SOCIETE GENERALE

                                By:/s/ GEORG L. PETERS
                                   -------------------------
                                   Name: Georg L. Peters
                                   Title: Vice President


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                                SUMITOMO BANK

                                By:/s/ YOSHINORI KAWAMURA
                                   --------------------------
                                   Name: Yoshinori Kawamura
                                   Title: Joint General Manager

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                                SWISS BANK CORPORATION
                                By:/s/ HANNO HUBER
                                   ------------------------------------
                                   Name: Hanno Huber
                                   Title: Associate Director
                                          Corporate Clients Switzerland

                                and

                                By:/s/ GUIDO W. SCHULER
                                   ------------------------------------
                                   Name: Guido W. Schuler
                                   Title: Executive Director
                                          Corporate Clients Switzerland


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                                WACHOVIA BANK OF GEORGIA, N.A.

                                By:/s/ J. CALVIN RATCLIFF JR.
                                   ---------------------------------
                                   Name: J. Calvin Ratcliff Jr.
                                   Title: Vice President


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                                WESTDEUTSCHE LANDESBANK

                                By:/s/ DONALD F. WOLF
                                   --------------------------
                                   Name: Donald F. Wolf
                                   Title: Vice President

                                and

                                By:/s/ CATHERINE RUHLAND
                                   --------------------------
                                   Name: Catherine Ruhland
                                   Title: Vice President


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                            COMMERZBANK AKTIENGESELLSCHAFT,
                            Atlanta Agency

                                By:/s/ A. BREMER
                                   ----------------------------
                                   Name: A. Bremer
                                   Title: Senior Vice President

                                 and

                                 By:/s/ E. KAGERER
                                    ---------------------------
                                    Name: E. Kagerer
                                    Title: Vice President


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